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                                                                    Exhibit 10.9

                            INDEMNIFICATION AGREEMENT

      This Agreement is made as of the _____ day of May 1999, by and between The Yankee Candle Company, Inc., a Massachusetts corporation (the "Corporation"), and ___________________ ("Indemnitee"), a director or officer of the Corporation.

      WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available, and

      WHEREAS, the substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited, and

      WHEREAS, it is the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law, and

      WHEREAS, Indemnitee does not regard the protection available under the Corporation's Articles of Organization and insurance as adequate in the present circumstances, and may not be willing to serve or to continue to serve as a director or officer without adequate protection, and

      WHEREAS, the Corporation desires Indemnitee to serve or to continue to serve as a director or officer of the Corporation.

      NOW THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

      1. AGREEMENT TO SERVE. Indemnitee agrees to serve or continue to serve as a director or officer of the Corporation for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders his/her resignation in writing.

      2. DEFINITIONS. As used in this Agreement:

            (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and any appeal therefrom.

            (b) The term "Corporate Status" shall mean the status of a person who is or was a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, employee or agent of another organization or in any capacity with respect to any employee benefit plan of the Corporation.

            (c) The term "Expenses" shall include, without limitation, attorneys' fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.
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            (d) References to "fines" shall include any excise tax assessed with respect to any employee benefit plan.

      3. INDEMNIFICATION. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3 if Indemnitee was or is a party to or threatened to be made a party to or otherwise involved in any Proceeding by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses, judgments, fines, penalties and amounts paid in settlement incurred by Indemnitee or on his behalf in connection with such Proceeding to the fullest extent permitted by the laws of the Commonwealth of Massachusetts in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification. Notwithstanding the foregoing provisions of this Paragraph 3, no such indemnification shall be made in respect of any claim, issue or matter as to which the laws of the Commonwealth of Massachusetts expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses, judgments, fines, penalties and amounts paid in settlement which the court shall deem proper.

      4. EXCEPTIONS TO RIGHT OF INDEMNIFICATION. Notwithstanding anything to the contrary in this Agreement, except as set forth in Paragraph 8, the Corporation shall not indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify the Indemnitee to the extent the Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to the Indemnitee and the Indemnitee is subsequently reimbursed from the proceeds of insurance, the Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

      5. NOTIFICATION AND DEFENSE OF CLAIM. As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by him and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which he is served. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume, with legal counsel reasonably acceptable to the Indemnitee, the defense thereof at its own expense. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Paragraph 5. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded


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that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause
(ii) above.

      6. ADVANCEMENT OF EXPENSES. Subject to the provisions of Paragraph 7 below, in the event that the Corporation does not assume the defense pursuant to Paragraph 5 of this Agreement of any Proceeding to which Indemnitee was or is a party or is threatened to be made a party by reason of his Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith and of which the Corporation receives notice under this Agreement, any Expenses incurred by the Indemnitee in defending such Proceeding shall be paid by the Corporation in advance of the final disposition of such matter; PROVIDED, HOWEVER, that the payment of such Expenses incurred by the Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment.

      7. PROCEDURE FOR INDEMNIFICATION. In order to obtain indemnification or advancement of Expenses pursuant to Paragraphs 3 or 6 of this Agreement, Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification or advancement of Expenses. Any such indemnification or advancement of Expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless the Corporation determines within such 60-day period that such Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3 or 6. Such determination shall be made in each instance by (a) a majority vote of a quorum of the directors of the Corporation, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of shareholders who are not at that time parties to the Proceeding, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

      8. REMEDIES. The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Paragraph 7. Unless otherwise required by law, the burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to


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Paragraph 7 that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses (of the type described in the definition of "Expenses" in Paragraph 2(c)) reasonably incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

      9. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, penalties and amounts paid in settlement to which Indemnitee is entitled.

      10. MAINTENANCE OF D&O INSURANCE.

            (a) The Corporation hereby covenants and agrees with Indemnitee that, so long as Indemnitee shall continue to serve as a director or officer of the Corporation and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding, whether civil, criminal or investigative, by reason of Indemnitee's Corporate Status, the Corporation shall maintain in full force and effect (i) the directors' and officers' liability insurance issued by the insurer and having the policy amount and deductible as currently in effect with respect to directors and officers of the Corporation, and (ii) any replacement or substitute policies issued by one or more reputable insurers providing in all respects coverage at least comparable to and in the same amount as that currently provided under such existing policy (collectively, "D&O Insurance").

            (b) In all policies of D&O Insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Corporation's directors or officers most favorably insured by such policy.

            (c) Notwithstanding anything to the contrary set forth in (a) above, the Corporation shall have no obligation to maintain D&O Insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium cost for such insurance is disproportionate to the amount of coverage provided or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

      11. NO DUPLICATIVE PAYMENT. The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment (net of Expenses incurred in collecting such payment) under any insurance policy, contract, agreement or otherwise.

      12. SUBROGATION. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee,


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who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

      13. TERM OF AGREEMENT. This Agreement shall continue until and terminate upon the later of (a) six years after the date that Indemnitee shall have ceased to serve as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Paragraph 8 of this Agreement relating thereto.

      14. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles of Organization, the By-Laws, any agreement, any vote of shareholders or directors, the Massachusetts Business Corporation Law, any other law (common or statutory), or otherwise, both as to action in his official capacity and as to action in another capacity while holding office for the Corporation. To the extent Indemnitee would be prejudiced thereby, no amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Corporation or any other entity which Indemnitee is or was serving at the request of the Corporation prior to such amendment, alteration, rescission or replacement.

      15. ENTIRE AGREEMENT. Subject to the provisions of Section 14 hereof, this Agreement constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter hereof.

      16. NO SPECIAL RIGHTS. Nothing contained herein shall confer upon Indemnitee any right to continue to serve as an officer or director of the Corporation for any period of time, or at any particular rate of compensation.

      17. SAVINGS CLAUSE. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

      18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.


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      19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the
Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of Indemnitee.

      20. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      21. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

      22. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

            (a) if to the Indemnitee, to the address appearing on the signature page of this Agreement.

                  with a copy to:


            (b)   if to the Corporation, to:

                  The Yankee Candle Company, Inc.
                  102 Christian Lane
                  Whately, MA 01093
                  Attention: President

                  with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, NY 10004
                  Attention: Lois Herzeca, Esq.

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

      23. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


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      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement or caused this Agreement to be duly executed as of the day and year first above written.


                                        THE YANKEE CANDLE COMPANY, INC.


Attest:                                  By:
                                            -------------------------------

By:                                      Name:
   ---------------------------                -----------------------------

Name:                                    Title:
     -------------------------                 ----------------------------


                                        INDEMNITEE:


                                        -----------------------------------

                                        Name:
                                             ------------------------------

                                        Address:
                                                ---------------------------


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